[The American Funds Group (R)]

THE CASH MANAGEMENT TRUST OF AMERICA
THE U.S. TREASURY MONEY FUND OF AMERICA
THE TAX-EXEMPT MONEY FUND OF AMERICA

Annual Report for the year ended September 30, 1997

USING YOUR MONEY MARKET FUND TO HELP MEET YOUR FINANCIAL GOALS

[illustration:  piggy bank, baby carriage, house, coins, suitcase]

[watermark:  ANNUAL REPORT 1997  GOALS FUND]

ANNUAL REPORT

THE CASH MANAGEMENT TRUST OF AMERICA
The Cash Management Trust of America (R) seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

THE U.S. TREASURY MONEY FUND OF AMERICA
The U.S. Treasury Money Fund of America (SM) seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

THE TAX-EXEMPT MONEY FUND OF AMERICA
The Tax-Exempt Money Fund of America (SM) seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

The Cash Management Trust of America, The U.S. Treasury Money Fund of America and the Tax-Exempt Money Fund of America are three of the 28 funds in The American Funds Group (R), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

SEVEN-DAY ANNUALIZED RATES /1/
For the months ended September 30, 1992 - September 30, 1997

[begin mountain chart]

                                                                       The Tax-Exempt         The Tax-Exempt

                                                                       Money Fund of          Money Fund of

                        The Cash               The U.S. Treasury       America (taxable       America

                        Management Trust       Money Fund of           equivalent             (federally

Date                    of America             America /2/             yield)/3/              tax-free)

September 1992          2.57                   2.65                    3.92                   2.37

October 1992            2.49                   2.49                    3.49                   2.11

November 1992           2.62                   2.41                    3.54                   2.14

December 1992           2.90                   2.55                    3.81                   2.30

January 1993            2.69                   2.60                    3.10                   1.87

February 1993           2.54                   2.58                    3.23                   1.95

March 1993              2.46                   2.48                    2.98                   1.80

April 1993              2.47                   2.44                    2.96                   1.79

May 1993                2.44                   2.41                    3.18                   1.92

June 1993               2.51                   2.41                    2.88                   1.74

July 1993               2.51                   2.44                    3.10                   1.87

August 1993             2.47                   2.47                    2.98                   1.80

September 1993          2.44                   2.40                    3.43                   2.07

October 1993            2.43                   2.39                    3.03                   1.83

November 1993           2.50                   2.41                    3.06                   1.85

December 1993           2.60                   2.47                    3.41                   2.06

January 1994            2.52                   2.51                    2.58                   1.56

February 1994           2.47                   2.42                    2.95                   1.78

March 1994              2.80                   2.56                    2.76                   1.67

April 1994              3.02                   2.82                    3.43                   2.07

May 1994                3.45                   2.99                    3.63                   2.19

June 1994               3.64                   3.20                    3.49                   2.11

July 1994               3.84                   3.46                    3.61                   2.18

August 1994             3.98                   3.61                    4.01                   2.42

September 1994          4.17                   3.86                    4.24                   2.56

October 1994            4.40                   4.02                    4.40                   2.66

November 1994           4.63                   4.33                    4.90                   2.96

December 1994           5.34                   4.78                    6.21                   3.75

January 1995            5.35                   4.85                    4.88                   2.95

February 1995           5.46                   4.98                    5.71                   3.45

March 1995              5.57                   5.15                    5.51                   3.33

April 1995              5.54                   5.13                    5.86                   3.54

May 1995                5.52                   5.07                    5.76                   3.48

June 1995               5.44                   5.03                    5.20                   3.14

July 1995               5.31                   4.98                    4.64                   2.80

August 1995             5.29                   4.86                    4.97                   3.00

September 1995          5.26                   4.86                    5.28                   3.19

October 1995            5.27                   4.85                    5.15                   3.11

November 1995           5.30                   4.75                    5.17                   3.12

December 1995           5.14                   4.68                    5.56                   3.36

January 1996            5.08                   4.62                    4.55                   2.75

February 1996           4.78                   4.43                    4.44                   2.68

March 1996              4.77                   4.41                    4.42                   2.67

April 1996              4.89                   4.53                    4.78                   2.89

May 1996                4.79                   4.39                    4.85                   2.93

June 1996               4.77                   4.47                    4.64                   2.80

July 1996               4.80                   4.53                    4.64                   2.80

August 1996             4.76                   4.53                    4.67                   2.82

September 1996          4.82                   4.57                    4.85                   2.93

October 1996            4.75                   4.50                    4.65                   2.81

November 1996           4.72                   4.44                    4.77                   2.88

December 1996           4.87                   4.38                    5.02                   3.03

January 1997            4.77                   4.39                    4.64                   2.80

February 1997           4.63                   4.40                    4.55                   2.75

March 1997              4.85                   4.69                    4.54                   2.74

April 1997              5.06                   4.86                    5.15                   3.11

May 1997                5.11                   4.87                    5.12                   3.09

June 1997               5.13                   4.76                    5.18                   3.13

July 1997               5.05                   4.78                    5.03                   3.04

August 1997             5.04                   4.67                    4.85                   2.93

September 1997          5.07                   4.45                    5.15                   3.11


[end mountain chart]

/1/Equivalent to Securities and Exchange Commission yield.

/2/Since income paid by The U.S. Treasury Money Fund of America is exempt from state and local taxes in most states, the fund's taxable equivalent yield would be higher than the rates indicated in the chart.

/3/Represents the fund's taxable equivalent yield calculated at the maximum 39.6% federal tax rate.

FOR CURRENT YIELDS, PLEASE CALL AMERICAN FUNDSLINE(R), TOLL-FREE, AT 800/325-3590; PRESS 1 FOR YIELD INFORMATION.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. THE RETURN ON AN INVESTMENT IN THESE FUNDS WILL VARY. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THERE CAN BE NO ASSURANCE THAT THE FUNDS' NET ASSET VALUES WILL REMAIN CONSTANT AT $1.00. Income from The Tax-Exempt Money Fund of America may be subject to state or local income taxes and/or federal alternative minimum taxes.

FELLOW SHAREHOLDERS

Fiscal 1997 was marked by continued strength in the U.S. stock market and stability in short-term securities. Both markets reflected the economy's extraordinary ability to sustain its healthy expansion, with unemployment at its lowest level in 24 years yet with no pickup in inflation.

Three factors are credited with making the expansion possible. The federal government's efforts to curtail budget deficits have dampened inflationary expectations and lowered long-term interest rates. With the cost of borrowing reduced, businesses have beefed up their investments in technology and equipment, contributing to recent increases in production capacity and efficiency. Finally, global competition - spurred on by a strong dollar, which makes imports cheaper to U.S. consumers - has kept a tight lid on prices.

Whether or not the economy can continue along its tranquil path is anyone's guess, particularly in light of the recent sharp swing in the U.S. stock market. As usual, there are varying opinions concerning whether the factors that produced the smooth climb in business activity will hold.

THE FUNDS' RESULTS

When the Federal Reserve raised the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% to 5.50% in March, the yields on short-term instruments immediately moved upward. Since then, short-term rates have remained relatively flat. Interestingly, the returns of each of the three money market funds over the 12-month period ended September 30 almost exactly matched the returns they earned over the previous fiscal year.

THE CASH MANAGEMENT TRUST OF AMERICA provided an income return of 5.03% with dividends reinvested, compared to 5.06% for fiscal 1996.

THE U.S. TREASURY MONEY FUND OF AMERICA produced a 12-month income return of 4.71% including reinvested dividends - only 0.05% higher than a year ago, when the return was 4.66%. Because all of the fund's earnings are derived from investments in U.S. Treasury securities, the income paid by the fund is exempt from state and local taxes in most states.

THE TAX-EXEMPT MONEY FUND OF AMERICA generated a federally tax-free income return of 2.94% with dividends reinvested. That's equivalent to a return of 4.87% for investors in the 39.6% federal tax bracket. A portion of this income may also be exempt from state and local taxes. One year ago, the fund's income return was 2.91% and its taxable equivalent return was 4.82%.

A USEFUL INVESTMENT

This year, as in the past few years, the funds provided positive inflation-adjusted returns. (During the fiscal year, the inflation rate was 2.2%.) They also continued to offer a stable principal value so your money was there when you needed it.

If you turn to the feature that begins on page 2, you'll find another reason why the funds make sense as part of a complete financial program: They can help you meet your short-term financial goals. We hope you'll find the information in the article useful.

Thank you for selecting an American Funds money market fund for your investment portfolio. We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.          /s/Abner D. Goldstine
Paul G. Haaga, Jr.             Abner D. Goldstine
Chairman of the Boards         President

November 14, 1997

USING YOUR MONEY MARKET FUND TO HELP MEET YOUR FINANCIAL GOALS.

[illustrations:  piggy bank]

Ah, your old ceramic piggy bank. Home for stray pennies, quarters from the tooth fairy and a few dollar bills from grandma or a newspaper route. Keeper of childhood dreams: a skateboard, a tea set, a Sting Ray bike.

That bike may have disappeared at a yard sale years ago (along with the ceramic pig), but one thing hasn't changed: You still have dreams to save for. Your visions of skates and science kits have been replaced by thoughts of a new family member, a first home, a small business venture, maybe a wedding or a special vacation for two.

How can you pay for such dreams? With a short-term investment program designed to meet your goal. Many people use their money market fund as a place to keep cash for emergencies or monthly bills.

Others look to their fund to provide diversification and stability to a long-term investment program, such as a retirement plan. But your money market fund can also play an integral role in a program that is targeted to meet short-term goals. Setting up an investment program can be simple if you follow three basic steps:

* Find out how much your goal will cost.

* Select a portfolio that's suitable for your investment period and risk tolerance.

* Calculate how much to invest.
On the opposite page you'll find some tools to help you figure what it will take to reach one goal that is frequently only a few years in the future: buying a home. But the three-step process isn't just for future homeowners - it's for anyone who has a dream and a willingness to invest regularly to reach it.

1. HOW MUCH WILL IT COST?

The first step to planning for your goal is finding out how much it is going to cost. Your local library or bookstore may offer books, magazines and videos that can help. Make a list of everything you'll need, research the costs and factor in some extra money to cover unforeseen expenses. Try to get to the bottom line and pinpoint a figure toward which to save. Having a specific goal will make it more likely you'll achieve your objective.

2. WHERE SHOULD YOU PUT YOUR MONEY?

Once you have an idea of how much your goal will cost, you need to decide where you will invest the money you're going to start setting aside. That should depend on how long you plan to invest before withdrawing the money and how much market volatility you are willing to tolerate. Your financial adviser can be an excellent resource at this stage: He or she can help you select funds for your portfolio that are appropriate given your risk tolerance and time horizon and that can provide opportunities for reasonable returns.

Financial advisers typically suggest that you attempt to reduce volatility by spreading your money among two or more investments. Many recommend that for time periods of two years or less, the largest portion of your portfolio should be in a fund that offers stability, such as a money market fund.

As your time period increases, they say, so too should your exposure to stock and longer term bond funds, because you'll have more time to recover from market declines.

As your investment period winds down and the time to spend your money approaches, you may want to slowly move your money out of the stock and bond fund portions of your portfolio and into your money market fund. That way, sudden market moves won't hamper your spending plans at the last minute. It's a good idea to discuss your withdrawal plan with your financial adviser, who can help you decide when and how to move out of the market and how to minimize your tax bill.

[illustration:  baby carriage]

[illustration:  suitcase]

3.  HOW MUCH SHOULD YOU INVEST?

Depending on how much time you have until you plan to withdraw the money and the rate of return you earn on your investments, the amount you need to invest can be a lot less than the amount you will need.

The worksheet on page 5 can help you determine how much you should start investing each month to reach your goal. You'll notice that the worksheet's factor tables require you to pick a pretax rate of return for your investments. Which rate should you choose? That depends on your portfolio. If the majority of your money will be invested in a money market fund, a 4% return is probably a realistic expectation. If more of your money will be invested in stocks, your potential return could be much higher. Ask your financial adviser what rate of return is reasonable for your portfolio.

Once you've completed the worksheet, you have all the information you need to get started on your investment plan. When you were seven, all it took to reach your dream was a piggy bank and a paper route or baby-sitting job. Now it takes planning. Whether your goal is to buy a home, go on vacation or save money for a new arrival, your money market fund, as part of your short-term portfolio, can help you reach it.

[Begin sidebar]
STARTER HOME OR RETIREMENT RETREAT: WHAT WILL IT TAKE TO REACH YOUR GOAL?

[illustration:  house]

Whether you're thinking of putting money away for a starter home in the city or a beach bungalow to enjoy during retirement, it's best to start your investment plan by figuring what price is comfortably within your range. If you plan to finance your purchase, your monthly income and the mortgage rate on your loan will determine what you can afford. Lenders typically require that your housing costs (principal, interest, taxes and insurance) plus all other monthly debt payments not exceed 36% of your total monthly income. A real estate agent can tell you the price range of houses in the area you're considering and can help you determine how much you're eligible to borrow.

You can use the table at the bottom of this page to get a quick estimate of the cost of the house you can afford based on a 20% down payment and a fixed-rate 30-year mortgage. It's possible to get lower monthly payments with an adjustable rate mortgage (ARM), but if you plan to stay in your home for many years, you will run the risk of watching your payment rise above what it would have been had you chosen a fixed-rate mortgage.

Once you know what you can afford, you can calculate how much you need to set aside for the down payment and numerous other expenses involved with your purchase. Here is an estimate of how much cash you will need to have on hand:

* 20% of the cost of the home for the down payment (some first-time buyers can qualify for a lower down payment, but most people assume they'll have to put down 20%)

* 3% to 5% of the amount of the mortgage loan to cover closing costs

* one to three months of mortgage payments (often required by lending banks)

* money for moving expenses

Other cash expenses you may want to consider include repairs or improvements you want to make right away (such as new paint and carpeting, landscaping, etc.), appliances or other items you don't own now but will want to own when you move into your home (such as a lawn mower or patio furniture), and deposits for your utilities.

                        Monthly payment on a 30-year fixed-rate

Cost of home            mortgage at various rates*

                        7%                      8%                9%

$75,000                 $399                    $440              $483

$100,000                $532                    $587              $644

$150,000                $798                    $881              $966

$200,000                $1,064                  $1,174            $1,287

$250,000                $1,331                  $1,468            $1,609

$300,000                $1,587                  $1,761            $1,931


*After a 20% down payment on the cost of the home.
[End sidebar]

GOAL SAVING WORKSHEET

1. HOW MUCH MONEY DO YOU NEED TO REACH YOUR GOAL?        ______1
(If your goal is to buy a house, enter the amount you'd like to have on hand for a down payment and other immediate expenses.)

2. HOW MANY YEARS WILL YOU INVEST FOR YOUR GOAL?         ______2

3. HOW MUCH HAVE YOU ALREADY INVESTED TOWARD YOUR GOAL?  ______3

4. HOW MUCH COULD YOUR INVESTMENTS BE WORTH WHEN YOU WITHDRAW THEM? (If you entered "0" on line 3, enter "0" on line 4b below.)

   a. Find the appropriate factor from Table 1 below and enter it here:
                                                         ______4A

   b. Multiply line 3 by 4a.                             ______4B

5. WHAT IS YOUR SHORTFALL?                               ______5
   Subtract line 4b from line 1.

6. HOW MUCH DO YOU NEED TO INVEST?

   a. Find the appropriate factor from Table 2 below and enter it here.

                                                        ______6A

   b. Multiply your shortfall on line 5 by the factor in line 6a.

                                                        ______6B

      This is the amount you need to invest annually.

   c. Divide line 6b by 12.                             ______6C

      This is the amount you need to invest each month.

HOW TO USE THESE TABLES: Find the column that shows the annual pretax rate of return that you expect your portfolio to earn. Look down that column for the factor that corresponds to the number of years you will invest toward your goal. Enter that factor in the appropriate line above.

TABLE 1
Factor for line 4a.
                            Rate of Return

Years         4%               6%            8%            10%

1             1.04             1.06          1.08          1.10

2             1.08             1.12          1.17          1.21

3             1.12             1.19          1.26          1.33

4             1.17             1.26          1.36          1.46

5             1.22             1.34          1.47          1.61

6             1.27             1.42          1.59          1.77

7             1.32             1.50          1.71          1.95

8             1.37             1.59          1.85          2.14


TABLE 2
Factor for line 6a.
                        Rate of Return

Years         4%               6%            8%            10%

1             0.962            0.943         0.926         0.909

2             0.471            0.458         0.445         0.433

3             0.308            0.296         0.285         0.275

4             0.226            0.216         0.205         0.196

5             0.178            0.167         0.158         0.149

6             0.145            0.135         0.126         0.118

7             0.122            0.112         0.104         0.096

8             0.104            0.095         0.087         0.079


[Begin sidebar]
HOW MUCH WILL IT COST?

[illustration:  house]

$100,000 house
* down payment: $20,000
* closing costs: $4,500
* roof repair: $1,700
* lawnmower: $520

[illustration:  baby carriage]

A baby
* video camera: $682
* 1-year diaper supply: $364
* crib: $188
* car seat: $70

[illustration:  suitcase]

7-day Caribbean cruise
* cabin fare for two: $4,020
* hats and sunglasses: $150
* two paperback books: $17
* suntan lotion: $8
[End sidebar]

The Cash Management Trust of America
Investment Portfolio
September 30, 1997
                                                           Principal        Market
                                                Yield at    Amount          Value
                                             Acquisition     (000)          (000)


Certificates of Deposit - 5.39%
Canadian Imperial Bank of Commerce
 5.55% November 6, 1997                              5.55%   $35,000       $35,000
Commerzbank A.G.
 5.54% October 6, 1997                                        10,000        10,000
 5.53% October 20, 1997                                       20,000        20,000
Morgan Guaranty Trust Co. of New York
 5.53% October 2, 1997                                        50,000        50,000
Rabobank Nederland N.V.
5.54% October 10,1997                                         25,000        25,000
Swiss Bank Corp.
 5.59% October 21, 1997                                       25,000        25,000
Westdeutsche Landesbank Girozentrale
 5.55% October 1, 1997                                        25,000        25,000
                                                                                 -
Total Certificates of Deposit                                              190,000

Commercial Paper - 60.39%
ABN-AMRO North America Finance Inc.
 October 3, 1997                                              25,000        24,989
A.I. Credit Corp.
 October 10, 1997                                             20,000        19,970
 October 20, 1997                                             15,000        14,954
ANZ (Delaware) Inc.
 October 14, 1997                                             25,000        24,948
AT&T Corp.
 October 31, 1997                                             35,000        34,837
Abbott Laboratories
 October 23, 1997                                             25,000        24,915
American Express Credit Corp.
 October 14, 1997                                             40,000        39,914
Ameritech Corp.
 October 16, 1997                                             30,000        29,929
Amoco Co.
 November 11, 1997                                            25,000        24,810
Anheuser-Busch Cos., Inc.
 October 1, 1997                                              25,000        24,996
ARCO British Ltd.
 October 23, 1997*                                            33,000        32,887
Associates Corp. of North America
 October 1, 1997                                              50,000        49,991
Avco Financial Services, Inc.
 October 31, 1997                                             24,000        23,886
Baltimore Gas & Electric Co.
 October 3, 1997                                               8,000         7,996
 November 13, 1997                                            12,000        11,921
Bank of Montreal
 October 3, 1997                                              25,000        24,989
Barclays U.S. Funding Corp.
 October 23, 1997                                             25,000        24,912
Bayerische Landesbank Girozentrale
 October 20, 1997                                             25,000        24,926
Bell Atlantic Financial Services, Inc.
 November 5, 1997                                             25,000        24,865
Bellsouth Telecommunications
 October 30, 1997                                             30,000        29,863
Beneficial Corp.
 October 15, 1997                                             15,000        14,965
Campbell Soup Co.
 October 20, 1997                                             20,500        20,437
Canadian Wheat Board
 November 4, 1997                                             25,000        24,867
Chevron Transport Corp.
 October 28, 1997*                                            10,000         9,957
Coca Cola Co.
 October 30, 1997                                             25,000        24,886
Commercial Credit Co.
 October 17, 1997                                             20,000        19,948
 October 20, 1997                                             10,000         9,969
Commonwealth Bank of Australia
 October 8, 1997                                              25,000        24,973
John Deere Capital Corp.
 October 16, 1997                                             25,000        24,939
Deutsche Bank Financial Inc.
 October 15, 1997                                             25,000        24,943
Walt Disney Co.
 October 9, 1997                                              25,000        24,966
Dresdner U.S. Finance Inc.
 October 29, 1997                                             25,000        24,889
E.I. du Pont de Nemours and Co.
 October 29, 1997*                                            25,000        24,890
Eastman Kodak Co.
 October 7, 1997                                              21,000        20,978
Electricite de France
 November 7, 1997                                             25,000        24,856
Electronic Data Systems Corp.
 October 27, 1997*                                            25,800        25,696
Emerson Electric Co.
 October 24, 1997                                             25,000        24,909
Export Development Corp.
 October 9, 1997                                              25,000        24,966
Exxon Imperial U.S. Inc.
 October 7, 1997*                                             18,000        17,981
 October 9, 1997*                                              7,000         6,990
Ford Motor Credit Co.
 October 8, 1997                                              20,000        19,975
 October 10, 1997                                             20,000        19,969
 November 5, 1997                                             25,000        24,862
France Telecom
 October 24, 1997                                             10,900        10,860
Gannett Co., Inc.
 October 14, 1997*                                             5,000         4,989
 October 16, 1997*                                            22,800        22,744
Gaz de France
 October 17, 1997                                             25,000        24,941
General Electric Capital Corp.
 October 1, 1997                                              25,000        24,995
 October 8, 1997                                              25,000        24,969
 October 14, 1997                                             20,000        19,957
 October 21, 1997                                              5,000         4,984
Gillette Co.
 November 5, 1997*                                            25,000        24,863
Glaxo Wellcome PLC
 October 3, 1997*                                             16,000        15,927
 November 4, 1997*                                            10,000         9,947
Halifax PLC
 October 29, 1997                                             25,000        24,890
Harvard University
 October 24, 1997                                             25,000        24,908
H.J. Heinz Co.
 October 7, 1997                                              14,000        13,985
 October 10, 1997                                             10,000         9,985
IBM Credit Corp.
 October 27, 1997                                             30,000        29,875
International Lease Finance Corp.
 October 6, 1997                                              10,000         9,991
 October 8, 1997                                              10,000         9,988
 November 7, 1997                                             10,000         9,942
Kellogg Co.
 October 9, 1997                                               6,100         6,092
 November 7, 1997                                             20,000        19,887
Kimberly-Clark Corp.
 October 10, 1997*                                             4,500         4,493
 October 28, 1997*                                            15,000        14,938
Eli Lilly and Co.
 October 27, 1997                                             25,000        24,903
Lloyds Bank PLC
 November 7, 1997                                             25,000        24,856
Lucent Technologies Inc.
 October 21, 1997                                              4,700         4,685
 November 6, 1997                                             25,000        24,859
MCI Communications Corp.
 October 2, 1997*                                             25,000        24,992
McDonald's Corp.
 October 1, 1997                                              25,000        24,996
Minnesota Mining & Manufacturing Co.
 October 8, 1997                                               5,000         4,994
 October 22, 1997                                             14,000        13,953
Monsanto Co.
 October 9, 1997*                                             15,300        15,279
 November 4, 1997*                                            10,000         9,947
Motorola Credit Corp.
 October 7, 1997                                              10,000         9,989
National Australia Funding (Delaware) Inc.
 October 20, 1997                                             25,200        25,123
Nestle Capital Corp.
 October 23, 1997                                             25,000        24,913
Novartis Finance Corp.
 October 8, 1997*                                             20,000        19,976
Panasonic Finance Inc.
 November 14, 1997*                                           25,000        24,828
J.C. Penney Funding Corp.
 November 18, 1997*                                           25,000        24,813
PepsiCo, Inc.
 October 1, 1997                                              12,500        12,498
 October 6, 1997                                              20,000        19,982
Pfizer Inc.
 October 28, 1997*                                            25,000        24,896
Procter & Gamble Co.
 November 10, 1997                                            25,000        24,852
RTZ America Inc.
 October 30, 1997*                                            10,000         9,954
Reed Elsevier Inc.
 November 13, 1997                                            20,000        19,866
SBC Communications
 October 22, 1997*                                            25,000        24,917
St. Paul Cos. Inc.
 October 10, 1997*                                            18,000        17,973
Sony Capital Corp.
 October 1, 1997*                                              5,400         5,399
 October 21, 1997*                                            20,000        19,936
Svenska Handelsbanken Inc.
 October 7, 1997                                              25,000        24,975
Telstra Corp. Ltd.
 October 1, 1997                                              20,000        19,997
Toronto-Dominion Holdings USA Inc.
 October 8, 1997                                              25,000        24,969
UBS Finance (Delaware) Inc.
 October 1, 1997                                              25,000        24,996
Vereinsbank Finance (Delaware) Inc.
 November 14, 1997                                            25,000        24,839
Vermont American Corp.
 October 16, 1997*                                            22,317        22,263
Wal-Mart Stores, Inc.
 October 2, 1997                                              25,000        24,992
Warner-Lambert Co.
 October 28, 1997*                                            30,000        29,873
Wool International
 October 1, 1997                                              25,000        24,996
Xerox Corp.
 October 7, 1997                                              10,000         9,989
 October 9, 1997                                              15,000        14,979
Yale University
 October 24, 1997                                             25,000        24,910
                                                                     --------------
Total Commercial Paper                                                   2,129,616

Federal Agency Discount Notes - 32.98%
Federal Home Loan Bank
 October 1, 1997                                               2,940         2,940
 October 3, 1997                                              50,000        49,978
 October 17, 1997                                             95,000        94,762
 October 22, 1997                                             30,000        29,902
 November 14, 1997                                            15,000        14,898
 November 19, 1997                                            21,200        21,041
Freddie Mac
 October 2, 1997                                              33,100        33,090
 October 6, 1997                                              84,700        84,624
 October 7, 1997                                              25,000        24,974
 October 9, 1997                                              50,000        49,932
 October 10, 1997                                             20,000        19,970
 October 14, 1997                                             50,000        49,898
 October 15, 1997                                             86,159        85,965
 October 16, 1997                                             39,400        39,308
 October 30, 1997                                             12,500        12,444
 October 31, 1997                                             50,000        49,766
 November 13, 1997                                           124,300       123,481
Fannie Mae
 October 2, 1997                                              25,322        25,314
 October 16, 1997                                              9,700         9,677
 October 17, 1997                                             17,295        17,251
 October 24, 1997                                             55,591        55,391
 October 30, 1997                                             17,085        17,008
 November 7, 1997                                             22,020        21,902
 November 12, 1997                                            51,000        50,671
 November 18, 1997                                            17,500        17,371
 November 24, 1997                                           112,600       111,668
Tennessee Valley Authority
 October 22, 1997                                             50,000        49,834
                                                                     --------------
Total Federal Agency Discount Notes                                      1,163,060

Other - 0.96%
Canada Bills
 October 10, 1997                                             10,000         9,985
 October 27, 1997                                             10,000         9,959
 November 3, 1997                                             14,000        13,927
                                                                     --------------
Total Other                                                                 33,871

Total Investment Securities
 (Cost: $3,516,528,000)                                                  3,516,547
Excess of cash and receivables over
 payables                                                                   10,111
                                                                     --------------
Net Assets                                                              $3,526,658
                                                                     ==============

*Restricted securities that can be resold only to institutional investors. Deemed to be as liquid as unrestricted securities in the portfolio.


See Notes to Financial Statements

Cash Management Trust of America
Financial Statements
----------------------------------------              ------------  ------------
Statement of Assets and Liabilities
at September 30, 1997                                  (dollars in    thousands)
----------------------------------------              ------------   -----------
Assets:
Investment securities at market
 (cost: $3,516,528)                                                   $3,516,547
Cash                                                                       3,026
Receivables for--
 Sales of fund's shares                                    $45,046
 Accrued interest                                            1,442        46,488
                                                      ------------   -----------
                                                                       3,566,061
Liabilities:
Payables for--
 Repurchases of fund's shares                               37,358
 Dividends payable                                             888
 Management services                                           853
 Accrued expenses                                              304        39,403
                                                      ------------   -----------
Net Assets at September 30, 1997 -
 Equivalent to $1.00 per share on
 3,526,637,826 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                          $3,526,658
                                                                     ===========


Statement of Operations
for the ended September 30, 1997                       (dollars in    thousands)
                                                      ------------   -----------
Investment Income:
Income:
 Interest                                                              $ 193,736

Expenses:
 Management services fee                                   $10,230
 Distribution expenses                                       2,836
 Transfer agent fee                                          5,032
 Reports to shareholders                                       218
 Registration statement and prospectus                         569
 Postage, stationery and supplies                            1,093
 Trustees' fees                                                 39
 Auditing and legal fees                                        41
 Custodian fee                                                  92
 Taxes (other than federal income tax)                          48        20,198
                                                      ------------   -----------
Net investment income                                                    173,538
                                                                     -----------
Increase in Unrealized Appreciation
 on Investments:
Net realized gain                                                              0
Net unrealized appreciation
 on investments:
 Beginning of year                                               9
 End of year                                                    19
                                                      ------------
  Net increase in unrealized appreciation
   on investments                                                             10
                                                                    ------------
 Net realized gain and unrealized
  depreciation on investments                                                 10
                                                                     -----------
Net Increase in Net Assets
 Resulting from Operations                                              $173,548
                                                                    ============


See Notes to Financial Statements


Statement of Changes in Net
 Assets                                                (dollars in    thousands)
----------------------------------------              ------------   -----------
                                                              Year         Ended

                                                            9/30/97       9/30/96
Operations:                                           ------------   -----------
Net investment income                                   $  173,538     $ 153,244
Net realized gain on investments                                 0             0
Net increase in unrealized
 appreciation on investments                                    10            10
                                                      ------------   -----------
 Net increase in net assets
  resulting from operations                                173,548       153,254
                                                      ------------   -----------
Dividends Paid to Shareholders                            (173,537)     (153,257)
                                                      ------------   -----------
Capital Share Transactions:
Proceeds from shares sold:
 11,147,992,254 and 10,707,976,952
 shares, respectively                                   11,147,992    10,707,977
Proceeds from shares issued in
 reinvestment of net investment income
 dividends:
 158,678,153 and 140,296,630 shares,
 respectively                                              158,678       140,296
Cost of shares repurchased:
 11,084,144,678 and 10,539,920,205
 shares, respectively                                  (11,084,145)  (10,539,920)
                                                      ------------   -----------
 Net increase in net assets resulting
  from capital share transactions                          222,525       308,353
                                                      ------------   -----------
Total Increase in Net Assets                               222,536       308,350

Net Assets:
Beginning of year                                        3,304,122     2,995,772
                                                      ------------   -----------
End of year                                             $3,526,658    $3,304,122
                                                      ============  ============


See Notes to Financial Statements

Notes to Financial Statements

1.The Cash Management Trust of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission (SEC) rules. This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

  Securities having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. All other fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1997, unrealized appreciation for book and federal income tax purposes aggregated $19,000, all of which related to appreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $3,516,528,000 at September 30, 1997.

3. The fee of $10,230,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.32% of the first $1 billion of average net assets; 0.29% of such assets in excess of $1 billion but not exceeding $2 billion; and 0.27% of such assets in excess of $2 billion.

 Pursuant to a Plan of Distribution with American Funds Distributors, Inc.
(AFD), the fund may expend up to 0.15% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the plan were $2,836,000. As of September 30, 1997, accrued and unpaid distribution expenses were $202,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,032,000.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $43,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. The fund made purchases and sales of investment securities of $61,801,166,000 and $61,776,775,000, respectively, during the year ended September 30, 1997.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $92,000 includes no amounts paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
------------------------------       ------------------  --------     ------   --------  --------
                                                             Year      ended September          30
                                     ------------------  --------     ------   --------  --------
                                                   1997       1996       1995       1994      1993
                                     ------------------  --------     ------   --------  --------
Net Asset Value, Beginning of Year               $1.00      $1.00      $1.00      $1.00     $1.00
                                     ------------------  --------     ------   --------  --------

Income from Investment Operations:
  Net investment income                           .049       .050       .052       .031      .025
                                     ------------------  --------   --------   --------  --------
   Total income from investment opera             .049       .050       .052       .031      .025
                                     ------------------  --------   --------   --------  --------
Less Distributions:
 Dividends from net investment income            (.049)     (.050)     (.052)     (.031)    (.025)
                                     ------------------  --------   --------   --------  --------
   Total distributions                           (.049)     (.050)     (.052)     (.031)    (.025)
                                     ------------------   -------   --------   --------  --------
Net Asset Value, End of Year                     $1.00      $1.00      $1.00      $1.00     $1.00
                                             =========  =========  =========  ========= =========
Total Return                                     5.03%      5.06%      5.34%       3.10%     2.57%

Ratios/Supplemental Data:
 Net assets, end of year (in millions           $3,527     $3,304     $2,996     $2,738    $1,940
 Ratio of expenses to average
  net assets                                      .57%       .60%       .60%        .68%      .65%
 Ratio of net income to
  average net assets                             4.93%      4.95%      5.21%       3.14%     2.57%

Report of Independent Accountants

To the Board of Trustees and Shareholders of The Cash Management Trust of
America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Cash Management Trust of America (the "fund") at September 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California
October 31, 1997

1997 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year- end regarding the federal tax status of distributions.

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the FISCAL YEAR and not the CALENDAR year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 1998 to determine the CALENDAR YEAR amounts to be included on their respective 1997 tax returns. Shareholders should consult their tax advisers.

THE CASH MANAGEMENT TRUST OF AMERICA
THE U.S. TREASURY MONEY FUND OF AMERICA
THE TAX-EXEMPT MONEY FUND OF AMERICA

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE, Los Angeles, California
President
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Boards
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI, Long Beach, California
Retired; former Chairman of the Board, BW/IP
International, Inc. (industrial manufacturing)

OTHER OFFICERS

NEIL L. LANGBERG, Los Angeles, California
Senior Vice President
The Tax-Exempt Money Fund of America
Vice President - Investment Management Group,
Capital Research and Management Company

TERESA S. COOK, Los Angeles, California
Vice President
The Cash Management Trust of America and
The U.S. Treasury Money Fund of America
Senior Vice President - Investment Management Group, Capital Research and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

MARY C. HALL, Brea, California
Vice President
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

SARAH P. LUCAS, Los Angeles, California
Assistant Vice President
The Cash Management Trust of America and
The U.S. Treasury Money Fund of America
Assistant Vice President - Investment Management
Group, Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

Litho in USA CD/L/3205
Lit. No. MMF-011-1197
Printed on recycled paper
[The American Funds Group (R)]

OFFICES OF THE FUNDS AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUNDS' SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.